                                                                                                            EXHIBIT 32

                                                          CERTIFICATION

        I, Carl J. Chaney,  Chief  Executive  Officer and Chief  Financial  Officer,  and I, John M.  Hairston,  Chief  Executive
Officer of Hancock  Holding  Company (the  "Company")  certify,  pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002,  18
U.S.C. Section 1350, that:

1.       The Annual  Report on Form 10-K of the Company for the annual  period  ended  December  31,  2006 (the  "Report")  fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.       The information contained in the Report fairly presents,  in all material respects,  the financial condition and results of operations of the Company.

  February 23, 2007                          By:   /s/ Carl J. Chaney
----------------------                          -------------------------------------
       Date                                       Carl J. Chaney
                                                  Chief Executive Officer &
                                                  Chief Financial Officer

  February 23, 2007                          By:   /s/ John M. Hairston
---------------------                           --------------------------------------
        Date                                      John M. Hairston
                                                  Chief Executive Officer &
                                                  Chief Operating Officer

A signed  original of this  written  statement  required by Section 906 has been  provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.